Dreyfus Premier High Income Fund

Seeks total return by investing in high yield bonds

PROSPECTUS January 1, 2008
As Revised, May 27, 2008

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

BNY MELLON

Dreyfus

Contents

The Fund

Goal/Approach	1
Main Risks	2
Past Performance	4
Expenses	5
Management	6
Financial Highlights	10

Your Investment

Shareholder Guide	12
Distributions and Taxes	21
Services for Fund Investors	22
Instructions for Regular Accounts	23
Instructions for IRAs	25

For More Information

See back cover.

The Fund

Dreyfus Premier High Income Fund

Ticker Symbols	Class A: DIMAX
Class B: DIMBX
Class C: DIMCX
Class I: DIMRX

GOAL/APPROACH

The fund seeks to maximize total return consistent with capital preservation and prudent risk manage-ment.To pursue this goal, the fund normally invests at least 80% of its assets in high yield bonds (commonly known as “junk bonds”). The high yield securities in which the fund invests may include:

  corporate debt securities, including convertible securities, preferred stock and corporate commercial paper structured notes, including hybrid or “indexed” securities, catastrophe bonds and loan participations zero coupon securities
  debt securities issued by states or local governments and their agencies, authorities and other instrumentalities

The fund may invest substantially all of its assets in high yield securities. The fund may invest the remainder (up to 20%) of its assets in bank certificates of deposit, fixed time deposits and bankers’ acceptances, and obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, contingent, deferred, payment-in-kind and auction rate features. The fund also may invest in investment grade bonds; typically, on an opportunistic basis.

The fund may enter into repurchase agreements and reverse repurchase agreements. The fund also may invest in private placements with or without registration rights, and may own warrants and common stock, typically acquired in “units” with high yield bonds.

In choosing securities for the fund, the portfolio managers look for issuers that generally exhibit, or have the prospect for, positive credit momentum with the potential for credit rating upgrade. Using bottom up, fundamental analysis, the portfolio managers seek to maximize portfolio return and minimize default risk on the overall portfolio through broad diversification, direct communication with management and monitoring all issuers on a systematic basis. The portfolio managers also avoid investing in securities of issuers with a high risk of default, and investing in industries with historically high default rates.

The fund may, but is not required to, use derivatives, such as futures, options and swap agreements, as a substitute for taking a position in an underlying asset, to increase returns, to manage credit or interest rate risk, or as part of a hedging strategy. Swap agreements, such as credit default swaps, can be used to transfer the credit risk of a security without actually transferring ownership of the security or to customize exposure to particular corporate credit. The fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

Concept to understand

High yield bonds: those rated at the time of purchase BB or Ba and below by credit rating agencies such as S&P or Moody’s or the unrated equivalent as determined by the fund’s sub-adviser. Because the issuers of high yield securities may be highly leveraged, at an early stage of development, or unable to repay past debts, these bonds typically must offer higher yields than investment grade bonds to compensate investors for greater credit risk.

The Fund 1

MAIN RISKS

The fund’s principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

  Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond’s price to fall, potentially lowering the fund’s share price. High yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general even during periods of declining interest rates.
  Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates.Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund’s share price. Unlike investment grade bonds, however, the prices of high yield (“junk”) bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates.The longer the effective duration of the fund’s portfolio, the more the fund’s share price is likely to react to interest rates.
  Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield.
  Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value may also decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.
  Market sector risk. The fund’s overall risk level will depend on the market sectors in which the fund is invested and the current interest rate, liquidity and credit quality of such sectors.The fund may significantly overweight or underweight certain industries or market sectors, which may cause the fund’s performance to be more or less sensitive to developments affecting those industries or sectors.
  Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to buy or sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically even during periods of declining interest rates.
  Foreign investment risk. The prices and yields of foreign bonds can be affected by political and economic instability or changes in currency exchange rates.

  Derivatives risk. The fund may use derivative instruments such as options, futures and options on futures (including those relating to securities, indexes, foreign currencies and interest rates), swaps (including credit default swaps on corporate bonds and asset-based securities), options on swaps, and other credit derivatives.A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instrument’s terms. Credit default swaps and similar instruments involve greater risks than if the fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks.
  Leveraging risk. The use of leverage, such as engaging in reverse repurchase agreements, lending portfolio securities, entering into futures contracts or forward currency contracts, and engaging in forward commitment transactions, may magnify the fund’s gains or losses.
  Short sale risk. The fund may make short sales, which involves selling a security it does not own in anticipation that the security’s price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.

Other potential risks

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the fund’s after-tax performance.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

The Fund 3

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the fund. The bar chart shows the changes in the performance of the fund’s Class A shares from year to year. Sales loads are not included in the bar chart; if they were, the returns shown would have been lower. The table compares the average annual total returns of each of the fund’s share classes to those of the Merrill Lynch High Yield Master II Constrained Index (ML High Yield Master II-Constrained).Those returns for the fund include applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results. Performance for each share class will vary from the performance of the fund’s other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares. After-tax performance of the fund’s other share classes will vary.After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average annual total returns as of 12/31/07

Share class/		Since
Inception date	1 Year	inception

Class A (1/31/03)
returns before taxes	-2.85%	6.57%

Class A
returns after taxes
on distributions	-5.33%	4.13%

Class A
returns after taxes
on distributions and
sale of fund shares	-1.81%	4.21%

Class B (1/31/03)
returns before taxes	-2.62%	6.71%
Class C (1/31/03)
returns before taxes	-0.01%	6.74%
Class I (1/31/03)
returns before taxes	2.05%	7.92%

ML High Yield Master II
- Constrained
reflects no deduction for
fees, expenses or taxes	2.53%	10.16%

What this fund is — and isn’t

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

EXPENSES

As an investor, you pay certain fees and expenses in
connection with the fund, which are described in
the table below.

Fee table
	Class A	Class B*	Class C	Class I

Shareholder transaction fees (fees paid from your account)
Maximum front-end sales charge on purchases
% of offering price	4.50	none	none	none
Maximum contingent deferred sales charge (CDSC)
% of purchase or sale price, whichever is less	none**	4.00	1.00	none

Annual fund operating expenses (expenses paid from fund assets)
% of average daily net assets
Management fees	.75	.75	.75	.75
Rule 12b-1 fee	none	.50	.75	none
Shareholder services fee	.25	.25	.25	none
Other expenses	.18	.22	.19	.10

Total	1.18	1.72	1.94	.85

* Class B shares of the fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other funds.

** Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1% if redeemed within one year.

Expense example
	1 Year	3 Years	5 Years	10 Years

Class A	$565	$808	$1,070	$1,817
Class B
with redemption	$575	$842	$1,133	$1,757 †
without redemption	$175	$542	$933	$1,757 †
Class C
with redemption	$297	$609	$1,047	$2,264
without redemption	$197	$609	$1,047	$2,264
Class I	$87	$271	$471	$1,049

† Assumes conversion of Class B to Class A at end of the sixth year following the date of purchase.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund’s portfolio and assisting in all aspects of the fund’s operations.

Rule 12b-1 fee: the fee paid to the fund’s distributor for financing the sale and distribution of Class B and C shares. Because this fee is paid out of the fund’s assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: the fee paid to the fund’s distributor for providing shareholder services.

Other expenses: fees paid by the fund for the current fiscal year for miscellaneous items such as transfer agency, custody, professional and registration fees. The fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the fund.

The Fund 5

MANAGEMENT

Investment advisers

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $300 billion in approximately 170 mutual fund portfolios. During the last fiscal period, the fund paid Dreyfus a management fee at the annual rate of 0.75% of the fund’s average daily net assets. A discussion regarding the basis for the board’s approving the fund’s management agreement with Dreyfus is available in the fund’s semi-annual report for the six-months ended February 28, 2007. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients move and manage their financial assets, operating in 34 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $20 trillion in assets under custody and administration and $1.1 trillion in assets under management, and it services more than $11 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions.This approach is designed to provide each fund with a distinct, stable identity.

Dreyfus has engaged Shenkman Capital Management, Inc., (Shenkman Capital), located at 461 Fifth Avenue, New York, New York 10017, to serve as the fund’s sub-investment adviser. Shenkman Capital focuses exclusively on managing high yield assets. Shenkman Capital, subject to Dreyfus’ supervision and approval, provides investment advisory assistance and research and the day-to-day management of the fund’s investments. Shenkman Capital managed approximately $9 billion in assets, which include investment advisory services for three other registered investment companies having aggregate assets of approximately $250 million, as of November 30, 2007.

Mark Shenkman, Frank Whitley and Mark Flanagan are the fund’s co-primary portfolio managers, positions they have held since the fund’s inception. Mr. Shenkman has been the president of Shenkman Capital since he founded the company in 1985. Mr. Whitley, executive vice president of Shenkman Capital, joined the firm in 1988 and became a portfolio manager in 1994. Mr. Flanagan, executive vice president of Shenkman Capital, joined the firm in 1992 and became a portfolio manager in 2002. Mr. Flanagan was the director of credit research for Shenkman Capital from 1996 to 2002.

The fund’s Statement of Additional Information (SAI) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of fund shares.

Distributor

The fund’s distributor is MBSC Securities Corporation (MBSC), a wholly-owned subsidiary of Dreyfus. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services. Such payments are separate from any sales charges, 12b-1 fees or other expenses paid by the fund to those intermediaries. Because those payments are not made by you or the fund, the fund’s total expense ratio will not be affected by any such payments. These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus’ or MBSC’s own resources to intermediaries for inclusion of the fund on a sales list, including a preferred or select sales list or in other sales programs.These payments sometimes are referred to as “revenue sharing.” From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

Code of ethics

The fund, Dreyfus, Shenkman Capital and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each of the Dreyfus and Shenkman Capital code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the respective code’s pre-clearance and disclosure procedures. The primary purpose of Dreyfus’ code is to ensure that personal trading by employees of Dreyfus or Shenkman Capital does not disadvantage any Dreyfus-managed fund. Shenkman Capital’s code is designed to ensure that personal trading by its employees does not disadvantage any client account, including the fund.

The Fund 7

MANAGEMENT (continued)

Composite performance information for Shenkman Capital

The fund’s sub-investment adviser follows substantially the same investment policies and strategies managing the fund’s assets as it does managing certain other mutual funds and private accounts that invest in high yield bonds.The following tables present the past performance of a composite of certain of these funds and accounts managed by Shenkman Capital that employ Shenkman Capital’s Quadrant Investment Style and of the ML High Yield Master II - Constrained index. Because the gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the composite and certain other expenses which would be applicable to mutual funds, the net performance data may be more relevant to potential investors in the fund in their analysis of the historical experience of Shenkman Capital in managing high yield bond portfolios with investment strategies and techniques substantially similar to those of the fund. To calculate the performance of the composite net of advisory fees and expenses, the annual fund operating expenses as reflected in the “Fee table” for Class A shares of the fund were used.The performance information does not reflect the deduction of any applicable sales loads which, if reflected, would reduce the performance quoted. The index information is provided to represent the investment environment existing at the time periods shown. The index is unmanaged and an investor may not invest directly in the index. Investors should not consider this performance data as an indication of the future performance of the fund.

The performance of the private accounts included in the Shenkman Capital High Yield Bond Composite could have been adversely affected by the imposition of certain regulatory requirements, restrictions and limitations, if such accounts had been regulated as investment companies under the U.S. federal securities and tax laws. Additionally, although it is anticipated that the fund and the accounts included in the Shenkman Capital High Yield Bond Composite may hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of fund shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular fund holdings. Please remember that past performance is not indicative of future returns, and that the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The fund’s actual performance may vary significantly from the past performance of the composite.

The performance information for the Shenkman Capital High Yield Bond Composite was prepared and presented, to the extent described below, in compliance with the Global Investment Performance Standards (GIPS®), formerly the Performance Presentation Standards of the Association for Investment Management and Research, promulgated by the CFA Institute. CFA Institute has not been involved with or reviewed this performance information. A complete list and description of Shenkman Capital’s composites and/or a presentation that adheres to GIPS is available by calling 1-212-867-9090.All returns are calculated in U.S. dollars and reflect the reinvestment of dividends and other distributions.

Shenkman Capital High Yield Bond Composite Performance*

Average annual total returns as of 12/31/07
	3 Years	5 Years	10 Years

Composite net of
fund Class A fees
and expenses	4.06%	6.91%	5.24%
Composite gross of
advisory fees	5.27%	8.14%	6.46%
ML High Yield Master II
Index - Constrained	5.29%	10.61%	5.58%

Year-by year total returns as of 12/31 each year (%)

						1997	1998	1999	2000

Composite net of fund Class A fees and expenses						13.24%	3.51%	3.27%	0.71%
Composite gross of advisory fees						14.53%	4.70%	4.46%	1.89%
ML High Yield Master II Index - Constrained Index						12.91%	2.94%	2.43%	-5.20%

			2001	2002	2003	2004	2005	2006	2007

Composite net of fund Class A fees and expenses			6.20%	4.40%	14.94%	7.80%	2.04%	7.67%	2.57%
Composite gross of advisory fees			7.43%	5.59%	16.27%	9.04%	3.24%	8.91%	3.76%
ML High Yield Master II Index - Constrained Index			4.48%	-0.53%	27.97%	10.87%	2.78%	10.56%	2.53%

* As of December 31, 2007, the Shenkman Capital HighYield Bond Composite was composed of 71 accounts and mutual funds, totaling approximately $6.9 billion and representing 76% of Shenkman Capital’s total assets under management. Past performance is not a guarantee of future results.

The Fund 9

FINANCIAL HIGHLIGHTS

The following tables describe the performance of each share class for the fiscal periods indicated. “Total Return” shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been audited by Ernst & Young, LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request.

		Year Ended August 31,
Class A	2007	2006	2005	2004	2003 [1]

Per-Share Data ($):
Net asset value, beginning of period	13.45	13.81	13.85	13.39	12.50
Investment operations: Investment income — net [2]	.91	.87	.85	.92	.48
Net realized and unrealized gain (loss) on investments	(.23)	(.28)	.02	.45	.70
Total from investment operations	.68	.59	.87	1.37	1.18
Distributions: Dividends from investment income — net	(.99)	(.95)	(.91)	(.91)	(.29)
Net asset value, end of period	13.14	13.45	13.81	13.85	13.39
Total Return (%) [3]	5.03	4.50	6.47	10.40	9.55 [4]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.18	1.15	1.15	1.18	1.33 [5]
Ratio of net expenses to average net assets	1.18	1.15	1.14	1.16	1.25 [5]
Ratio of net investment income to average net assets	6.65	6.40	6.09	6.60	6.31 [5]
Portfolio turnover rate	73.12	54.43	62.54	62.65	21.71 [4]
Net assets, end of period ($ x 1,000)	116,471	159,160	162,254	184,674	117,731

[1] From January 31, 2003 (commencement of operations) to August 31, 2003. [2] Based on average shares outstanding at each month end.
[3] Exclusive of sales charge. [4] Not annualized.
[5] Annualized.

		Year Ended August 31,
Class B	2007	2006	2005	2004	2003 [1]

Per-Share Data ($):
Net asset value, beginning of period	13.45	13.80	13.84	13.38	12.50
Investment operations: Investment income — net [2]	.83	.80	.78	.84	.44
Net realized and unrealized gain (loss) on investments	(.23)	(.27)	.02	.45	.70
Total from investment operations	.60	.53	.80	1.29	1.14
Distributions: Dividends from investment income — net	(.91)	(.88)	(.84)	(.83)	(.26)
Net asset value, end of period	13.14	13.45	13.80	13.84	13.38
Total Return (%) [3]	4.46	4.05	5.91	9.83	9.24 [4]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.72	1.67	1.67	1.72	1.88 [5]
Ratio of net expenses to average net assets	1.71	1.67	1.67	1.71	1.75 [5]
Ratio of net investment income to average net assets	6.12	5.88	5.57	6.06	5.77 [5]
Portfolio turnover rate	73.12	54.43	62.54	62.65	21.71 [4]
Net assets, end of period ($ x 1,000)	47,360	59,192	70,228	69,573	45,444

[1] From January 31, 2003 (commencement of operations) to August 31, 2003.	[2] Based on average shares outstanding at each month end.
[3] Exclusive of sales charge. [4] Not annualized.
[5] Annualized.

		Year Ended August 31,
Class C	2007	2006	2005	2004	2003 [1]

Per-Share Data ($):
Net asset value, beginning of period	13.42	13.77	13.81	13.36	12.50
Investment operations: Investment income — net [2]	.80	.76	.74	.81	.43
Net realized and unrealized gain (loss) on investments	(.23)	(.26)	.02	.45	.68
Total from investment operations	.57	.50	.76	1.26	1.11
Distributions: Dividends from investment income — net	(.88)	(.85)	(.80)	(.81)	(.25)
Net asset value, end of period	13.11	13.42	13.77	13.81	13.36
Total Return (%) [3]	4.23	3.80	5.66	9.53	9.00 [4]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.94	1.90	1.90	1.96	2.11 [5]
Ratio of net expenses to average net assets	1.94	1.90	1.90	1.94	2.00 [5]
Ratio of net investment income to average net assets	5.89	5.64	5.33	5.82	5.64 [5]
Portfolio turnover rate	73.12	54.43	62.54	62.65	21.71 [4]
Net assets, end of period ($ x 1,000)	71,313	102,211	140,505	155,189	75,962

[1] From January 31, 2003 (commencement of operations) to August 31, 2003. [2] Based on average shares outstanding at each month end.
[3] Exclusive of sales charge. [4] Not annualized.
[5] Annualized.

		Year Ended August 31,
Class I*	2007	2006	2005	2004	2003 [1]

Per-Share Data ($):
Net asset value, beginning of period	13.49	13.84	13.88	13.42	12.50
Investment operations: Investment income — net [2]	.98	.92	.90	.94	.42
Net realized and unrealized gain (loss) on investments	(.26)	(.27)	.01	.46	.80
Total from investment operations	.72	.65	.91	1.40	1.22
Distributions: Dividends from investment income — net	(1.03)	(1.00)	(.95)	(.94)	(.30)
Net asset value, end of period	13.18	13.49	13.84	13.88	13.42
Total Return (%)	5.45	4.85	6.76	10.75	9.80 [3]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.85	.84	.85	.90	1.35 [4]
Ratio of net expenses to average net assets	.85	.84	.84	.90	1.00 [4]
Ratio of net investment income to average net assets	6.99	6.75	6.41	6.92	6.11 [4]
Portfolio turnover rate	73.12	54.43	62.54	62.65	21.71 [3]
Net assets, end of period ($ x 1,000)	16,862	20,532	13,634	11,265	2,048

* Effective June 1, 2007, Class R shares were redesignated as Class I shares.
[1] From January 31, 2003 (commencement of operations) to August 31, 2003. [2] Based on average shares outstanding at each month end.
[3] Not annualized. [4] Annualized.

The Fund 11

Your Investment

SHAREHOLDER GUIDE

The Dreyfus Premier Funds are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described in this prospectus. Consult a representative of your plan or financial institution for further information.

This prospectus offers Class A, B, C and I shares of the fund.

The fund’s Class B shares are offered only in connection with dividend reinvestment and exchanges of Class B shares of certain other funds advised by Dreyfus or by Founders Asset Management, LLC (Founders), an indirect subsidiary of Dreyfus, or certain eligible shares of Dreyfus Worldwide Dollar Money Market Fund, Inc.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and Rule 12b-1 fees have the same purpose as the front-end sales charge: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions in connection with the sale of fund shares. A CDSC is not charged on fund shares acquired through the reinvestment of fund dividends.

Deciding which class of shares to buy: Class A, C and I shares

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices.When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

When you invest in Class A shares you generally pay an initial sales charge. Class A shares have no ongoing Rule 12b-1 fees. Each class, except Class I shares, is subject to a shareholder service fee. Class I shares are available only to limited types of investors. Please see below for more information regarding the eligibility requirements.

A more complete description of these classes follows. You should review these arrangements with your financial representative before determining which class to invest in.

	Class A	Class C	Class I

Initial sales charge	up to 4.50%	none	none

Ongoing distribution fee
(Rule 12b-1 fee)	none	0.75%	none

Ongoing shareholder service fee	0.25%	0.25%	none

Contingent deferred sales charge	1% on sale of	1% on sale of	none
	shares bought	shares held for
	within one year	one year or less
without an initial
sales charge as
part of an
investment of
$1 million
or more

Conversion feature	no	no	no

Recommended purchase maximum	none	$1 million	none

Class A share considerations

When you invest in Class A shares, you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that may apply to your purchase.The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge. (See “Sales charge reductions and waivers.”)

Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

  plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge qualify for a reduced or waived sales charge

If you invest $1 million or more (and are not eligible to purchase Class I shares), Class A shares will always be the most advantageous choice.

Class A sales charges

	Sales charge	Sales charge
	as a % of	as a % of
Purchase amount	offering price	NAV

Less than $50,000	4.50%	4.70%
$50,000 to $99,999	4.00%	4.20%
$100,000 to $249,999	3.00%	3.10%
$250,000 to $499,999	2.50%	2.60%
$500,000 to $999,999	2.00%	2.00%
$1 million or more *	none	none

*	No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

Your Investment 13

SHAREHOLDER GUIDE (continued)

Sales charge reductions and waivers

To receive a reduction or waiver of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of Dreyfus Premier Funds or Dreyfus Founders Funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at www.drey-fus.com and in the SAI.

You can reduce your initial sales charge in the following ways:

  Rights of accumulation. You can count toward the amount of your investment your total account value in all share classes of the fund and certain other Dreyfus Premier Funds or Dreyfus Founders Funds that are subject to a sales load.
  For example, if you have $1 million invested in shares of certain other Dreyfus Premier Funds or Dreyfus Founders Funds, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privilege at any time on written notice.
  Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in the fund and certain other Dreyfus Premier Funds or Dreyfus Founders Funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal.Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.
  Combine with family members. You can also count toward the amount of your investment all investments in certain other Dreyfus Premier Funds or Dreyfus Founders Funds, in any class of shares, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent.
  Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. (See “How to Buy Shares” in the SAI.)

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

  full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates board members of Dreyfus and board members of the Dreyfus Family of Funds full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund’s distributor
  “wrap” accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund’s distributor specifying operating policies and standards qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; charitable organizations investing $50,000 or more in fund shares; and charitable remainder trusts qualified investors who (i) purchase Class A shares directly through the fund’s distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the distributor in a Dreyfus-managed fund, including the fund, or a Founders-managed fund since on or before February 28, 2006 investors with the cash proceeds from the investor’s exercise of employment-related stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund’s distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor’s spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options members of qualified affinity groups who purchase Class A shares directly through the fund’s distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor employees participating in qualified or non-qualified employee benefit plans shareholders in Dreyfus-sponsored IRA rollover accounts funded with the distribution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the fund’s distributor specifically relating to processing rollovers. Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A shares of the fund at NAV in such account.

Class C share considerations

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A shares. However, you will pay higher ongoing Rule 12b-1 fees. Over time these fees may cost you more than paying an initial sales charge on Class A shares.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more.While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

Class I share considerations

Since you pay no initial sales charge, an investment of less than $1 million in Class I shares buys more shares than the same investment would in Class A shares.There is also no CDSC imposed on purchases of Class I shares, and you do not pay any ongoing service or distribution fees.

Class I shares may be purchased by:

  a bank trust department or other financial services provider acting on behalf of its customers having a qualified trust or investment account or relationship at such institution a custodian, trustee, investment manager or other entity authorized to act on behalf of a qualified or non-qualified employee benefit plan that has entered an agreement with the fund’s distributor or a SEP-IRA

Your Investment 15

SHAREHOLDER GUIDE (continued)

Class B share considerations

Class B shares sold within six years of purchase are subject to the following CDSCs:

Class B sales charges

CDSC as a % of
For shares	amount redeemed
sold in the:	subject to the charge

First year	4.00%
Second year	4.00%
Third year	3.00%
Fourth year	3.00%
Fifth year	2.00%
Sixth year	1.00%
Thereafter	none

Class B shares also are subject to an annual Rule 12b-1 fee. Class B shares convert to Class A shares (which are not subject to a Rule 12b-1 fee) approximately six years after the date they were purchased.

CDSC waivers

The CDSC on Class A, B and C shares may be waived in the following cases:

  permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased redemptions made within one year of death or disability of the shareholder redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70 1/2 redemptions of Class B or Class C shares made through the fund’s Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually redemptions from qualified and non-qualified employee benefit plans

Buying shares

The NAV of each class is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business.Your order will be priced at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. When calculating its NAV, the fund’s investments generally are valued by one or more independent pricing services approved by the fund’s board or on the basis of market quotations.The pricing service’s procedures are reviewed under the general supervision of the board. If prices from a pricing service or market quotations are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund’s board. Fair value of investments may be determined by the fund’s board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Foreign securities held by the fund may trade on days when the fund does not calculate its NAV and thus may affect the fund’s NAV on days when investors have no access to the fund.

Investments in high yield securities and certain other thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund’s shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors of the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund’s NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see “Your Investment — Shareholder Guide —General Policies” for further information about the fund’s frequent trading policy.

Orders to buy and sell shares received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

Minimum investments
	Initial	Additional

Regular accounts	$1,000	$100
Traditional IRAs	$750	no minimum*
Spousal IRAs	$750	no minimum*
Roth IRAs	$750	no minimum*
Education Savings	$500	no minimum*
Accounts

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

* Minimum Dreyfus TeleTransfer purchase is $100.

Concept to understand

Net asset value (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund’s shares are offered at NAV, but Class A shares are subject to a front-end sales charge and Class B and Class C shares generally are subject to higher annual operating expenses and a CDSC.

Your Investment 17

SHAREHOLDER GUIDE (continued)

Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request.Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends.As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for additional details.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

  if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares the fund will not process wire, telephone, online, or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares
Limitations on selling shares
by phone or online

Proceeds	Minimum	Maximum
sent by	phone/online	phone/online

Check*	no minimum	$250,000 per day

Wire	$1,000	$500,000 for joint
		accounts every 30 days/
		$20,000 per day

Dreyfus	$500	$500,000 for joint
TeleTransfer		accounts every 30 days/
		$20,000 per day

*	Not available online on accounts whose address has been changed within the last 30 days.

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

  amounts of $10,000 or more on accounts whose address has been changed within the last 30 days requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your signature guarantee will be processed correctly.

General policies

Unless you decline teleservice privileges on your application, the fund’s transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund’s transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors.

Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund’s board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund reserves the right to:

  change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions change its minimum or maximum investment amounts
  delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)
  “redeem in kind,” or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund’s assets)
  refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus’ view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading.A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor’s trading history in other accounts under common ownership or control, in other Dreyfus, Dreyfus Founders and Mellon Funds Trust funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor’s future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade.At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Your Investment 19

SHAREHOLDER GUIDE (continued)

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus’ ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in providing information with respect to individual shareholder transactions. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus. Further, all intermediaries have been requested in writing to notify the distributor immediately if, for any reason, they cannot meet their commitment to make fund shares available in accordance with the terms of the prospectus and relevant rules and regulations.

To the extent that the fund significantly invests in thinly traded high yield securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund’s portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund’s frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges and automatic non-discretionary rebalancing programs approved in writing by Dreyfus generally are not considered to be frequent trading.

Small account policy

If your account has a balance of fewer than 50 shares, the fund may ask you to increase your balance. If it is still below 50 shares after 45 days, the fund may close your account and send you the proceeds.

DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends on a monthly basis and distributes capital gains, if any, on an annual basis. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise.There are no fees or sales charges on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including dividends from foreign companies and distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and distributions of long-term capital gains are taxable to you as qualified dividends and capital gains, respectively.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone’s tax situation is unique, please consult your tax advisor before investing.

Your Investment 21

SERVICES FOR FUND INVESTORS

The third party through whom you purchased fund shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions.You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.

For investing

Dreyfus Automatic	For making automatic investments
Asset Builder®	from a designated bank account.

Dreyfus Payroll	For making automatic investments
Savings Plan	through a payroll deduction.

Dreyfus Government	For making automatic investments
Direct Deposit	from your federal employment,
Privilege	Social Security or other regular
federal government check.

Dreyfus Dividend	For automatically reinvesting the
Sweep	dividends and distributions from
the fund into another Dreyfus fund
or certain Dreyfus Founders funds
(not available for IRAs).

For exchanging shares

Dreyfus Auto-	For making regular exchanges from
Exchange Privilege	the fund into another Dreyfus fund
or certain Dreyfus Founders funds.

For selling shares

Dreyfus Automatic	For making regular withdrawals
Withdrawal Plan	from most Dreyfus funds. There will
be no CDSC on Class B or Class C
shares, as long as the amount of any
withdrawal does not exceed on an
annual basis 12% of the greater of
the account value at the time of the
first withdrawal under the plan, or at
the time of the subsequent with-
drawal.

Exchange privilege

You can exchange shares worth $500 or more

(no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Premier fund or Dreyfus Founders fund. You can also exchange Class B shares into Class B shares of General Money Market Fund, Inc.You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.

Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative. Shares held in an IRA or Education Savings Account may not be redeemed through the Dreyfus TeleTransfer privilege.

Reinvestment privilege

Upon written request you can reinvest up to the number of Class A shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Account statements

Every fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

INSTRUCTIONS FOR REGULAR ACCOUNTS

TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT	TO SELL SHARES

In Writing

Complete the application.	Fill out an investment slip, and write your	Write a letter of instruction that includes:
Mail your application and a check to:	account number on your check.	• your name(s) and signature(s)
Name of Fund	Mail the slip and the check to:	• your account number
P.O. Box 55268, Boston, MA 02205-8502	Name of Fund	• the fund name
Attn: Institutional Processing	P.O. Box 55268, Boston, MA 02205-8502	• the share class
	Attn: Institutional Processing	• the dollar amount you want to sell
• how and where to send the proceeds
Obtain a signature guarantee or other
documentation, if required (see “Shareholder
Guide — Selling Shares”).
Mail your request to:
The Dreyfus Family of Funds
P.O. Box 55268, Boston, MA 02205-8502
Attn: Institutional Processing

By Telephone

Wire Call to request an account	Wire Have your bank send your	Wire Call to request your transaction. Be sure
application and an account number.	investment to The Bank of New York,	the fund has your bank account information on
Have your bank send your investment to	with these instructions:	file. Proceeds will be wired to your bank.
The Bank of New York, with these	• ABA# 021000018
instructions:	• DDA# 8900480025	Dreyfus TeleTransfer Call to request your
• ABA# 021000018	• the fund name	transaction. Be sure the fund has your bank
• DDA# 8900480025	• the share class	account information on file. Proceeds will be
• the fund name	• your account number	sent to your bank by electronic check.
• the share class	• name(s) of investor(s)	Check Call to request your transaction.
• your account number	• dealer number if applicable	A check will be sent to the address of record.
• name(s) of investor(s)
• dealer number if applicable	Electronic check Same as wire, but insert
“111” before your 14-digit account number.
Return your application with the account
number on the application.	Dreyfus TeleTransfer Request Dreyfus
TeleTransfer on your application. Call to
request your transaction.

To open an account, make subsequent investments or to		Concepts to understand

sell shares, please contact your financial representative

or call toll free in the U.S. 1-800-554-4611.		Wire transfer: for transferring money from one financial
Make checks payable to: The Dreyfus	Family of Funds.	institution to another. Wiring is the fastest way to move
money, although your bank may charge a fee to send or
receive wire transfers. Wire redemptions from the fund are
subject to a $1,000 minimum.

Electronic check: for transferring money out of a bank
account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks
usually are available without a fee at all Automated Clearing
House (ACH) banks.

Your Investment 23

INSTRUCTIONS FOR REGULAR	ACCOUNTS (continued)

TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT	TO SELL SHARES

Online (www.dreyfus.com)

	Dreyfus TeleTransfer Request Dreyfus	Wire Visit www.dreyfus.com to request your
	TeleTransfer on your application. Visit	transaction. Be sure the fund has your bank
	www.dreyfus.com to request your	account information on file. Proceeds will be
	transaction.	wired to your bank.

Dreyfus TeleTransfer Visit www.dreyfus.com
to request your transaction. Be sure the fund
has your bank account information on file.
Proceeds will be sent to your bank by electronic
check.

Check Visit www.dreyfus.com to request your
transaction. A check will be sent to the address
of record.

Automatically

With an initial investment Indicate	All services Call to request a form to add	Dreyfus Automatic Withdrawal Plan Call to
on your application which automatic	any automatic investing service (see	request a form to add the plan. Complete the
service(s) you want. Return your	“Services for Fund Investors”). Complete	form, specifying the amount and frequency of
application with your investment.	and return the form along with any other	withdrawals you would like.
	required materials.	Be sure to maintain an account balance of
$5,000 or more.

24

INSTRUCTIONS FOR IRAS

TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT	TO SELL SHARES

In Writing

Complete an IRA application, making sure	Fill out an investment slip, and write your	Write a letter of instruction that includes:
to specify the fund name and to indicate	account number on your check. Indicate	• your name and signature
the year the contribution is for.	the year the contribution is for.	• your account number
• the fund name
Mail your application and a check to:	Mail the slip and the check to:	• the share class
The Dreyfus Trust Company, Custodian	The Dreyfus Trust Company, Custodian	• the dollar amount you want to sell
P.O. Box 55552, Boston, MA 02205-8568	P.O. Box 55552, Boston, MA 02205-8568	• how and where to send the proceeds
Attn: Institutional Processing	Attn: Institutional Processing	• whether the distribution is qualified or
premature
• whether the 10% TEFRA should be withheld
Obtain a signature guarantee or other
documentation, if required (see “Shareholder
Guide — Selling Shares”).
Mail your request to:
The Dreyfus Trust Company, Custodian
P.O. Box 55552, Boston, MA 02205-8568
Attn: Institutional Processing

By Telephone

Wire Have your bank send your
investment to The Bank of New York,
with these instructions:
• ABA# 021000018
• DDA# 8900480025
• the fund name
• the share class
• your account number
• name of investor
• the contribution year
• dealer number if applicable

Electronic check Same as wire, but insert
“111” before your 14-digit account number.

Dreyfus TeleTransfer Request Dreyfus
TeleTransfer on your application. Call to
request your transaction.

Telephone Contribution Call to request us
to move money from a regular Dreyfus
account to an IRA (both accounts must be
held in the same shareholder name).

For information and other assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611.

Make checks payable to: The Dreyfus	Trust Company, Custodian.

Your Investment 25

INSTRUCTIONS FOR IRAS	(continued)

TO OPEN AN ACCOUNT		TO ADD TO AN ACCOUNT	TO SELL SHARES

Online (www.dreyfus.com)

Dreyfus TeleTransfer Request Dreyfus
TeleTransfer on your application. Visit
www.dreyfus.com to request your
transaction.

Automatically

		All services Call us or your financial	Systematic Withdrawal Plan Call to request
		representative to request a form to add any	instructions to establish the plan.
automatic investing service (see “Services
for Fund Investors”). Complete and return
the form along with any other required
materials. All contributions will count as
current year.

26

NOTES

NOTES

NOTES

For More Information

To obtain information:

By telephone
Call your financial representative or 1-800-554-4611
By mail Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

On the Internet Text-only versions of certain fund
documents can be viewed online or downloaded from:
SEC http://www.sec.gov
Dreyfus http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC’s Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

Dreyfus Premier High Income Fund
A series of Dreyfus Bond Funds, Inc.

SEC file number: 811-2653

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund’s performance, lists portfolio holdings and contains a letter from the fund’s managers discussing recent market conditions, economic trends and fund strategies that significantly affected the fund’s performance during the last fiscal year. The fund’s most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com, under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings. The information will be posted with a one-month lag and will remain accessible until the fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the fund will publicly disclose at www.dreyfus.com its complete schedule of portfolio holdings as of the end of such quarter.

A complete description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s SAI.

© 2008 MBSC Securities Corporation